Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Senior Loan Fund

(the “Fund”)

Supplement to the Prospectus

Dated March 1, 2023

April 6, 2023

Effective immediately, due to a restatement of performance data for the Fund’s broad-based securities market index, the disclosure set forth in the fourth row of the table in the Fund’s Prospectus entitled “Average Annual Total Returns for the Periods ended December 31, 2022” is deleted in its entirety and replaced with the disclosure set forth below.

	1 Year	5 Years	Since Inception	Inception Date
Morningstar® LSTA® US Leveraged Loan Index(1) reflects no deduction for fees, expenses or taxes)	-0.79%	3.27%	3.49%	5/1/2013

(1)	Formerly, S&P/LSTA Leveraged Loan Index.

Additionally, effective immediately, the disclosure set forth in the final row of the table in the Fund's Prospectus entitled "Total Returns as of October 31, 2022" is deleted in its entirety and replaced with the following.

		Average Annual		Cumulative
	1 Year	5 Years	Inception (5/1/2013)	5 Years	Inception (5/1/2013)
Index Performance
Morningstar® LSTA® US Leveraged Loan Index(1)	-1.88%	3.05%	3.37%	16.20%	37.10%

(1)	Formerly, S&P/LSTA Leveraged Loan Index.

Please Keep this Supplement with your Prospectus for Future Reference